Exhibit 99.2
Third Quarter 2010 Earnings Conference Call November 9, 2010

1 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include assumptions regarding expectations or estimates of future financial and operating results or events, industry and market trends and other market opportunities for Grubb & Ellis. The information in this presentation discusses the state of Grubb & Ellis' business as of the date of presentation. Grubb & Ellis does not assume any obligation to update or correct any information covered herein. There are a number of risks and uncertainties that could cause our actual results to differ materially from those described in the forward-looking statements. For additional information concerning risks that could cause such differences, please refer to our annual report on Form 10-K/A, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. We may make certain statements during the course of this presentation which include references to "non-GAAP financial measures," as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. Forward Looking Statements

2 Financial Results Steady progress throughout 2010

Transaction Services Revenue up 29% from Q309 Leasing up 17% Sales up 121% Revenue growth attributed to both market lift and recruiting success Management Services Revenue down slightly due to change in business mix Remain competitive with new business wins, expanded assignments Square feet under management grew to 247 MSF Investment Management Slower than anticipated REIT equity raise Focus going forward is Healthcare REIT II 3 Snapshot of Businesses

SF under management: 247 MSF Renewals/ Expansions: 6 New relationships: 5 clients Manhattan alliance 4 Assets under management: $5.5 billion Equity raise: $41.0 million Acquisitions: 4 Key Metrics: Highlights Investment Management Leasing: up 17% Sales: up 121% Recruiting: 32 senior brokers New services: Appraisal - 12 offices, 30 appraisers Management Services Transaction Services

GRUBB & ELLIS
From Insight to Results

Q3 Notable Transactions / Assignments



NEW YORK
St. Vincent Medical Center
- Sale of 180,000 SF apartment building
- $67.3 M total consideration



SEATTLE
DCT Industrial Trust
- Leasing and management for 1.1 MSF Class A industrial portfolio



ORANGE COUNTY
Tarsadia Hotels/CLT
- 153-room Courtyard by Marriott at Disneyland
- $25 M total consideration



WASHINGTON, D.C.
STG, Inc.
- 100,000 SF office lease
- $36 M total consideration



SAN FRANCISCO
Hudson Pacific Properties
- Purchase of 145,000 SF office building
- $34.9 M total consideration



CHICAGO
Tenneco
- 93,000 SF world headquarters lease extension
- $22 M total consideration



ATLANTA
U.S. REIF Lakeside Commons Georgia, LLC
- 83,000 SF office lease
- $21.2 M total consideration



CHICAGO
The John Buck Company
- Sale of 100,000 SF office building
- $25 M total consideration

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Capitalize on recruiting success to drive operating leverage into improving commercial real estate market Differentiate Management Services by offering best-in-class service and innovative solutions Leverage leadership position in healthcare real estate to increase non traded REIT equity raise Direct resources into businesses with high growth and margin returns Continue to lower fixed cost base 6 Our Focus

8% 22% 7 First Nine Months 2010 Financial Results $385.1 $417.5 * TS up 32% year over year

8 Revenue by Segment (in millions) Q3 2010 Q3 2009 YTD 2010 YTD 2009 Management Services $65.3 $67.5 $207.7 $199.6 Transaction Services 59.9 46.3 156.8 118.8 Investment Management 11.3 14.8 30.0 43.9 Rental Related (1) 7.8 7.5 23.0 22.8 TOTAL $144.3 $136.1 $417.5 $385.1 (1) Rental revenue includes $3.9 million and $3.7 million, respectively, of revenue related to assets held for investment for the quarter, and $11.6 million and $11.4 million, respectively, for the year.

Three Months Ended Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended Nine Months Ended September 30 September 30 September 30 September 30 September 30 September 30 2010 2009 2010 2009 Direct Costs Transaction commissions and related costs $ 43.6 $ 31.6 $ 116.5 $ 85.4 Reimbursable salaries, wages and benefits 48.6 50.7 152.9 149.7 Rental related 5.4 4.9 16.2 16.1 97.6 87.2 285.6 251.2 Overhead Expense Compensation costs 29.8 29.6 89.3 92.6 General and administrative 18.2 18.7 55.5 60.5 48.0 48.3 144.8 153.1 Other Cash Expense Interest expense 3.0 3.7 8.0 12.5 Severance and other charges 1.5 - 4.5 - 4.5 3.7 12.5 12.5 Other Non-Cash Expense Stock based compensation 1.6 2.6 7.4 8.7 Amortization of signing bonuses 1.7 1.9 5.3 5.7 Depreciation and amortization 3.6 3.5 10.2 8.4 Provision for doubtful accounts* 1.6 6.8 4.9 23.3 Real estate related impairments 0.8 2.4 2.6 16.6 Intangible asset impairment 0.3 0.6 2.0 0.6 9.6 17.8 32.4 63.3 Total Operating Expense $ 159.7 $ 157.0 $ 475.3 $ 480.1 9 Expenses (in millions) * Includes $1.4M and $7.2M, respectively, of charges related to sponsored programs for the quarter and $3.1M and $21.6M, respectively, for the year.

10 Balance Sheet Data Cash: $19.6 million at Sept. 30, 2010 (excludes $8 million HTA payment) Debt (1) No near-term debt maturities $16.3 million senior notes mature 2013 (2) $31.5 million convertible notes mature 2015 $10.0 million recourse mortgage debt matures 2017 (1) Excludes $97M of non-recourse mortgage debt maturing $37M in 2014 and $60M in 2017. (2) Assumes exercise by company of two one-year extension options.

11 Market Dynamics Source: Real Capital Analytics Sources: CoStar (retail), Reis (multifamily), Grubb & Ellis (office & industrial) Industry Sales Volume 88%

Real Estate Services Achieve margin improvement and increased profitability from new brokers and expanded service offerings Grow outsourcing business Capitalize on differentiators, broad service platform Investment Management Committed to non-traded REIT sector Devote resources to success of Healthcare REIT Leverage market expertise, proven leadership Companywide Ongoing commitment to effectively manage costs Shift resources to higher margin businesses 12 Summary

13 Appendix

14 Reconciliation of Net Loss to Adjusted EBITDA (in thousands) (unaudited) (1) EBITDA represents earnings before net interest expense, interest income, income taxes, depreciation, amortization, discontinued operations and impairments related to intangible assets. Management believes EBITDA is useful in evaluating our performance compared to that of other companies in our industry because the calculation of EBITDA generally eliminates the effects of financing and income taxes and the accounting effects of capital spending and acquisition, which items may vary for different companies for reasons unrelated to overall operating performance. Management uses Adjusted EBITDA as an internal management measure for evaluating performance and as a significant component when measuring performance under employee incentive programs. Management considers Adjusted EBITDA an important supplemental measure of our performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, some of which present Adjusted EBITDA when reporting their results. Management also believes that Adjusted EBITDA is a useful tool for measuring our ability to meet its future capital expenditures and working capital requirements. EBITDA and Adjusted EBITDA are non-GAAP measures of performance. EBITDA and Adjusted EBITDA are not substitutes for GAAP net income or cash flow and do not provide a measure of our ability to fund future cash requirements. Other companies may calculate EBITDA and Adjusted EBITDA differently than we have and, therefore, EBITDA and Adjusted EBITDA have material limitations as a comparative performance measure. Furthermore, EBITDA and Adjusted EBITDA are not intended to be a measure of free cash flow for management's discretionary use, as they do not consider certain cash requirements such as tax and debt service payments. Three Months Ended Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended Nine Months Ended September 30 September 30 September 30 September 30 September 30 September 30 2010 2009 2010 2009 Net loss attributable to Grubb & Ellis Company $ (14,805) $ (21,359) $ (56,045) $ (95,669) Discontinued operations - 535 - 1,005 Interest expense 2,985 3,741 8,033 12,490 Interest income (46) (188) (208) (472) Depreciation and amortization 3,610 3,504 10,238 8,368 Intangible asset impairment 338 583 1,977 583 Taxes 149 277 399 587 EBITDA (1) (7,769) (12,907) (35,606) (73,108) Charges related to sponsored programs 1,378 7,183 3,066 21,604 Real estate related impairment 750 2,393 2,573 16,615 Stock based compensation 1,629 2,552 7,427 8,733 Amortization of signing bonuses 1,730 1,888 5,279 5,703 Severance and other charges 1,508 - 4,534 - Real estate operations (2,045) (1,689) (6,056) (5,988) Other (441) 1,254 (903) 1,348 Adjusted EBITDA (1) $ (3,260) $ 674 $ (19,686) $ (25,093)

GRUBB & ELLIS
From Insight to Results

Investment Management Supplemental Data

(in thousands except for properties acquired/disposed)
(unaudited)

	Three Months Ended September 30		Nine Months Ended September 30	
	2010	2009	2010	2009
Investment management revenue:				
Acquisition and loan fees (1)	$ 4,394	$ 4,454	$ 9,603	$ 7,487
Property and asset management fees	5,427	7,932	15,846	24,909
Other	1,482	2,443	4,522	11,516
Total investment management revenue	$ 11,303	$ 14,829	$ 29,971	$ 43,912
Investment management data:				
Total properties acquired	4	1	12	6
Total aggregate purchase price	$ 97,665	$ 162,820	$ 175,285	$ 240,324
Total properties disposed	12	1	18	6
Total aggregate sales value at disposition	$ 65,583	$ 11,250	$ 186,678	$ 103,384
Total square feet under management (2)	38,447	41,402	38,447	41,402
Assets under management (2)	$ 5,517,707	$ 5,807,964	$ 5,517,707	$ 5,807,964
Equity raise:				
Non-traded real estate investment trust (3)	$ 40,970	$ 111,476	$ 109,575	$ 517,997
Tenant-in-common	-	500	877	12,991
Other	-	30	-	2,032
Total equity raise	$ 40,970	$ 112,006	$ 110,452	$ 533,020

(1) Acquisition and loan fees for the three and nine month periods ended September 30, 2010 includes acquisition fees with respect to properties purchased by Healthcare Trust of America (formerly known as Grubb & Ellis Healthcare REIT).
(2) The value of assets under management is based on the original acquisition price of such assets. Includes 3.5 million square feet and $377.8 million in assets under management related to Grubb & Ellis Apartment REIT as of September 30, 2010.
(3) Excludes capital raised through the dividend reinvestment program.

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